CTS Corporation 4th Quarter 2022 Earnings Call Feb 7, 2023

Forward-Looking Statements This document contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management’s expectations, certain assumptions and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause CTS’ actual results, performance or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: the ultimate impact of the COVID-19 pandemic on CTS’ business, results of operations or financial condition, including supply chain disruptions; changes in the economy generally, including inflationary and/or recessionary conditions, and in respect to the business in which CTS operates; unanticipated issues in integrating acquisitions, including our acquisitions of TEWA Temperature Sensors and Ferroperm Piezoceramics; the results of actions to reposition CTS’ business; rapid technological change; general market conditions in the transportation, as well as conditions in the industrial, aerospace and defense, and medical markets; reliance on key customers; unanticipated public health crises, natural disasters or other events; environmental compliance and remediation expenses; the ability to protect CTS’ intellectual property; pricing pressures and demand for CTS’ products; and risks associated with CTS’ international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks (including, without limitation, the potential impact U.S./China relations and the conflict between Russia and Ukraine may have on our business, results of operations and financial condition). Many of these, and other risks and uncertainties, are discussed in further detail in Item 1A. of CTS’ most recent Annual Report on Form 10-K and other filings made with the SEC. CTS undertakes no obligation to publicly update CTS’ forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes. Non-GAAP Financial Measures From time to time, CTS may use non-GAAP financial measures in discussing CTS’ business. These measures are intended to supplement, not replace, CTS’ presentation of its financial results in accordance with U.S. GAAP. CTS’ management believes that non-GAAP financial measures can be useful to investors in analyzing CTS’ financial performance and results of operations over time. CTS recommends that investors consider both actual and adjusted measures in evaluating the performance of CTS with peer companies. The information in this presentation includes the non-GAAP financial measures of adjusted gross margin, adjusted EBITDA margin, adjusted net earnings, adjusted diluted earnings per share, debt to capitalization ratio, controllable working capital ratio, and free cash flow. Many of these non-GAAP financial measures exclude the effect of certain expenses and income not related directly to the underlying performance of CTS’ fundamental business operations. CTS believes that adjusted EBITDA margin and adjusted diluted earnings per share provide useful information to investors regarding its operational performance because they enhance an investor’s overall understanding of CTS’ core financial performance and facilitate comparisons to historical results of operations, by excluding items that are not related directly to the underlying performance of CTS’ fundamental business operations or were not part of CTS’ business operations during a comparable period. CTS believes that debt to capitalization ratio is a measurement of financial leverage and provides an insight into the financial structure of CTS and its financial strength. CTS believes the controllable working capital ratio provides an objective measure of the efficiency with which CTS manages its short-term capital needs.  CTS believes that free cash flow is a useful measure of its ability to generate cash. CTS believes that these non-GAAP financial measures are commonly used by financial analysts and others in the industries in which CTS operates, and thus further provide useful information to investors. CTS’ definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies. CTS does not provide reconciliations of forward-looking non-GAAP financial measures, such as estimated adjusted diluted earnings per share, to the most comparable GAAP financial measures on a forward-looking basis because CTS is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of certain items, such as, but not limited to, restructuring costs, environmental remediation costs, acquisition related costs, foreign exchange rates and other non-routine costs. Each of such adjustments has not yet occurred, are out of CTS' control and/or cannot be reasonably predicted. For the same reasons, CTS is unable to address the probable significance of the unavailable information.

Q4 and Full-Year 2022 Highlights $142M Revenue +7%   Fourth Quarter 36.3% Adj Gross Margin (38) bps $587M Revenue +14% FY 2022 Non-transportation revenues +22% Transportation revenues (4)% primarily due to semiconductor shortages New business wins $71M Book-to-bill ratio 0.9, added 10 new customers Generated $26M operating cash flow Organic growth +10% Non-transportation revenues +24% Transportation revenues +7% New business wins $523M Book-to-bill ratio 1.03, compared to 1.14 in 2021 Generated $121M operating cash flow 36.5% Adj Gross Margin +50 bps Executing diversification & electrification strategy to support profitable growth $0.56 Adj. Diluted EPS +14% $2.46 Adj. Diluted EPS +27% All comparisons vs. same period in prior year unless otherwise noted

Capturing secular trends to expand into premium, growing markets Establishing leadership in Non-transportation end markets Industrial Aerospace & Defense Medical Added new customers in refrigeration and cooler display applications  Secured new design wins in industrial food preparation applications Added temperature sensor products to distribution portfolio across Europe and US markets New awards in medical ultrasound and ultrasonic dental cleaning applications Continue to make progress in unmanned underwater vehicle applications New wins for munition detonation and counter-measure applications Revenue ($ Millions) Revenue ($ Millions) Revenue ($ Millions) +26% +35% +6%

Strategic acquisitions fueling diversification – M&A as a catalyst 48% of sales from Non-Transportation end markets … +360 bps vs. 2021 Single Crystal Technology 2016 2017 Tape Cast Technology Bulk Technology Pre 2016 2022 Medical Therapeutics Europe Defense Growing Piezoceramic Platform Current Enhancing Piezoceramic Technology and Geographic Reach Building a Strong Global Temperature Sensing Platform 2020 Medical Applications Industrial Applications 2019 Industrial + Medical Europe Expansion 2022 Growing Temperature Platform Current

Continued progress in Transportation end market ($ Millions) Revenue Total Booked Business Strong execution while navigating supply challenges Q4 2022 smart actuator sales impacted unfavorably by the temporary IC supply challenge 2022 new business wins impacted by timing of OEM sourcing Removed non-Transportation booked business, adjusted for light vehicle volume forecast Targeting 25% of light vehicle revenue from electrified platforms by 2025 4 New EV Platform Wins 27 Platform Wins in 2022 +7% ($ Billions) 2 Platforms

Light Vehicle portfolio carries over to Electric Vehicles

CTS Portfolio


Accelerator Modules


Chassis Height Sensor


Seat Belt Buckle Switch Sensor


Seat Track Position Sensor


Brake Position Sensor


Belt Tension Sensor




Accelerator Modules


Chassis Height Sensor


Seat Belt Buckle Switch Sensor


Seat Track Position Sensor


Brake Position Sensor


Belt Tension Sensor

+


eBrake™


AC Motor Current Sensor


AC Motor Position Sensor

Available Market (SAM)

2022:
$2.4Bn
Traditional light vehicle key product portfolio

2030:
$2.7Bn
Light vehicle key products For BEV/HEV/PHEV and ICE

\+

>2030:
$1Bn+
New products for Electrification

Completed Maglab acquisition – strengthening Electrification portfolio cts

7

Cash Returned to Shareholders Dividend & Buybacks 20-40% of FCF Capital Structure Leverage 1.0 – 2.5x Operating Cash Flow 15-17% of Sales Growth Capex ~4% of Sales Acquisitions 60-80% of FCF Capital Allocation Priorities Maintain healthy Balance Sheet Disciplined organic investments Growth resources and tools IT systems – ERP, analytics capabilities CTS OS – Operational improvements Strategic M&A – a growth priority Return capital to shareholders Capital Allocation Framework $142 million in cash returned to shareholders since 2013

Creating long-term sustainable value for stakeholders and communities Continued progress in 2022 : Established DE&I Committee Expanded Compensation & Talent Committee with greater visibility to talent and diversity initiatives Board diversity >40% Supporting sustainable products: Vehicle electrification components to comprise >25% of light vehicle sales by 20251 Continued development of lead-free piezoceramics to replace current lead-based systems Provided over 3,500 hours in employee training to further career development CTS CARES continues momentum across the globe FY 2022 activity 4,414 hours 156 events 21 locations Our Sustainability Journey Notes: 1Used in Electrified platforms

Notes: 1 CAGR based on mid point of 2023 guidance FY 2023 Guidance Revenue ($ Millions) Adj. Diluted EPS $580 $640 2020-2023 CAGR 9.5% 1 Stable demand from medical & aerospace/defense customers Softer outlook in industrial end market & distribution channel Commercial vehicle sales potentially impacted by semiconductor supply issues in Q1 2023 Light vehicle market forecasts - US 14-15M, China 26-27M, Europe 16-17M units Monitoring risks from interest rates, supply challenges, inflation, COVID-19, FX fluctuations & geopolitical landscape Tax rate in the range of 21-23% excluding discrete items Key Outlook Assumptions 2020-2023 CAGR 22.8% 1 $2.70 $2.40

4th Quarter and Full-Year 2022 Financial Results

Revenue +7% vs. Q4 2021, (6)% vs. Q3 2022 Non-transportation revenue +22% vs. Q4 2021, acquisitions added $9 million Transportation revenue impacted primarily by IC supply issue – down 4% vs. Q4 2021, down 9% vs. Q3 2022 Foreign exchange impact on revenue unfavorable $4.3 million Margin pressure from supply challenges, cost increases; partially mitigated by pricing and continuous improvement projects Foreign exchange impact on gross margin unfavorable $1.7 million Highlights Net Income $9.2 $11.8 $14.9 Net Income % of Sales 6.9% 7.8% 10.5% Diluted EPS $0.28 $0.37 $0.47 Adj. Diluted EPS $0.49 $0.62 $0.56 Adj. Gross Margin 36.7% 36.6% 36.3% Adj. EBITDA Margin 20.9% 22.3% 22.9% Revenue Q4 2022 Financial Summary ($ Millions, except EPS)

Revenue up 14% vs. 2021, organic +10% Transportation sales up 7% vs. 2021 Non-transportation sales up 24%, organic growth +14% Foreign exchange impact on revenue unfavorable $11 million Adj. Gross Margin improved 50 bps despite challenging conditions Foreign exchange impact on gross margin unfavorable $4 million Operating cash flow $121 Controllable working capital 17.6% 2021 results include $97 million non-cash charge for US pension plan termination Highlights Net Income $34.7 $(41.9) $59.6 Net Income % of Sales 8.2% (8.2)% 10.2% Diluted EPS $1.06 $(1.30) $1.85 Adj. Diluted EPS $1.12 $1.93 $2.46 Adj. Gross Margin 32.8% 36.0% 36.5% Adj. EBITDA Margin 18.3% 21.0% 22.8% Revenue Full Year 2022 Financial Summary ($ Millions, except EPS)

Cash and Debt Q4 2022 – $9M FY 2022 – $27M Returned to Shareholders Q4 2022 – $20M FY 2022 – $107M Free Cash Flow Strong Balance Sheet Net Cash Position Solid Foundation for Strategic M&A Q4 2022 – $5M FY 2022 – $14M Capital Expenditures Note: Cash and Debt balance as of Dec 31, 2022 Borrowed Total Facility Note: 2022 results include $27m from US pension plan termination Operating Cash Flow Consistent strong cash flow generation ($ Millions) ($ Millions)

Q & A

Appendix

Adjusted Diluted EPS Regulation G Schedules 2022 2021 2022 2022 2021 2020 Diluted earnings (loss) per share 0.47 $ 0.28 $ 0.37 $ 1.85 $ (1.30) $ 1.06 $ Tax affected adjustments to reported diluted earnings (loss) per share: Restructuring charges 0.01 0.04 0.01 0.05 0.06 0.04 Foreign currency loss (gain) 0.03 0.06 0.01 0.15 0.10 (0.16) Non-cash pension expense - 0.03 0.16 0.16 3.13 0.06 Environmental charges 0.02 0.03 0.01 0.07 0.05 0.07 Acquisition-related costs - - - 0.07 - 0.01 Inventory fair value step-up 0.02 - 0.06 0.10 - - Legal settlement - - - - - - Discrete tax items 0.01 0.05 - 0.01 (0.11) 0.04 Adjusted diluted earnings per share 0.56 $ 0.49 $ 0.62 $ 2.46 $ 1.93 $ 1.12 $ Full Year Q4 Q3

($ Millions) Adjusted EBITDA Margin Regulation G Schedules 2022 2021 2022 2022 2021 2020 Net earnings (loss) 14.9 $ 9.2 $ 11.8 $ 59.6 $ (41.9) $ 34.7 $ Depreciation and amortization expense 8.0 6.7 8.0 29.8 26.9 26.7 Interest expense 0.7 0.5 0.3 2.2 2.1 3.3 Tax expense (benefit) 5.8 5.6 5.5 21.2 (19.0) 10.8 EBITDA 29.5 22.0 25.6 112.7 (31.8) 75.4 Adjustments to EBITDA: Restructuring charges 0.5 1.1 0.5 1.9 1.7 1.8 Environmental charges 1.0 1.4 0.3 2.8 2.3 2.8 Legal settlement - - - - - - Acquisition-related costs - - - 2.5 - 0.3 Inventory fair value step-up 0.7 - 2.2 4.0 - - Costs of tax improvement initiatives - - - - - - Non-cash pension expense - 1.3 4.7 4.8 132.4 2.5 Foreign currency loss (gain) 0.9 1.9 0.5 4.9 3.3 (5.3) Total adjustments to EBITDA 3.1 5.7 8.2 20.9 139.7 2.1 Adjusted EBITDA 32.6 $ 27.7 $ 33.8 $ 133.6 $ 107.8 $ 77.5 $ Net sales 142.3 $ 132.5 $ 151.9 $ 586.9 $ 512.9 $ 424.1 $ Adjusted EBITDA margin 22.9% 20.9% 22.3% 22.8% 21.0% 18.3% Full Year Q4 Q3

Regulation G Schedules ($ Millions) Adjusted Gross Margin 2022 2021 2022 Gross margin Adjustment to reported gross margin: Inventory fair value step-up Adjusted gross margin Net sales Adjusted gross margin as a % of net sales 51.0 $ 0.7 51.7 $ 142.3 $ 36.3% 48.7 $ - 48.7 $ 132.5 $ 36.7% 53.3 $ 2.2 55.6 $ 151.9 $ 36.6% 2022 210.5 $ 4.0 214.5 $ 586.9 $ 36.5% 2021 184.6 $ - 184.6 $ 512.9 $ 36.0% 2020 139.1 $ - 139.1 $ 424.1 $ 32.8% Full Year Q4 Q3

Regulation G Schedules

Adjusted Net Earnings

($ Millions)

	Q4		Q3	Full Year		
	2022	2021	2022	2022	2021	2020
Net earnings (loss) (A)	**$ 14.9**	**$ 9.2**	**$ 11.8**	**$ 59.6**	**$ (41.9)**	**$ 34.7**
Net earnings as a % of net sales	10.5%	6.9%	7.8%	10.2%	-8.2%	8.2%
Adjustments to reported net earnings (loss):						
Restructuring charges	0.5	1.1	0.5	1.9	1.7	1.8
Environmental charges	1.0	1.4	0.3	2.8	2.3	2.8
Legal settlement	-	-	-	-	-	-
Acquisition-related costs	-	-	-	2.5	-	0.3
Inventory fair value step-up	0.7	-	2.2	4.0	-	-
Non-cash pension expense	-	1.3	4.7	4.8	132.4	2.5
Foreign currency loss (gain)	0.9	1.9	0.5	4.9	3.3	(5.3)
Total adjustments to reported net earnings (loss)	$ 3.1	$ 5.7	$ 8.2	$ 20.9	$ 139.7	$ 2.1
Total adjustments, tax affected **(B)**	$ 2.6	$ 5.1	$ 8.0	$ 19.3	$ 108.6	$ 0.4
Tax adjustments:						
Tax impact of cash repatriation				-	-	-
Tax impact of U.K. deferred tax asset write-off				-	-	-
Increase in reserve on uncertain tax benefits			-	-	-	-
Increase in valuation allowances	-	0.9	-	-	0.9	0.2
Other discrete tax items	0.2	0.7	-	0.2	(4.7)	1.2
Tax impact of U.S. tax reform	-	-	-			-
Total tax adjustments **(C)**	$ 0.2	1.6	$ -	$ 0.2	$ (3.8)	$ 1.4
Adjusted net earnings (A+B+C)	**$ 17.8**	**15.9**	**$ 19.8**	**$ 79.1**	**$ 63.0**	**$ 36.5**
Net sales	$ 142.3	$ 132.5	$ 151.9	$ 586.9	$ 512.9	$ 424.1
Adjusted net earnings as a % of net sales	12.5%	12.0%	13.0%	13.5%	12.3%	8.6%

20

Regulation G Schedules Full Year Q4 2022 2022 Net cash provided by operating activities Capital expenditures Free cash flow Free Cash Flow as % of Adjusted Net Earnings 25.5 $ (5.1) 20.4 $ 115% 121.2 $ (14.3) 106.9 $ 135% ($ Millions) Free Cash Flow

($ Millions) Debt to Capitalization Regulation G Schedules 2022 2021 2020 Total debt (A) Total shareholders' equity (B) Total capitalization (A+B) Total debt to capitalization 83.7 $ 506.2 $ 589.9 $ 14.2% 50.0 $ 463.6 $ 513.6 $ 9.7% 54.6 $ 423.7 $ 478.3 $ 11.4% As of December 31

($ Millions) Controllable Working Capital Regulation G Schedules 2022 2021 2020 Net accounts receivable 90.9 $ 82.2 $ 81.0 $ Net inventory 62.3 $ 49.5 $ 45.9 $ Accounts payable (53.2) $ (55.5) $ (50.5) $ Controllable working capital 100.0 $ 76.2 $ 76.4 $ Quarter sales 142.3 $ 132.5 $ 123.0 $ Multiplied by 4 4 4 4 Annualized sales 569.1 $ 530.2 $ 492.1 $ Controllable working capital as a % of annualized sales 17.6% 14.4% 15.5% Full Year